345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281

The Argentina Fund, Inc.


                                                              September 23, 1996


To the Stockholders:

     The Annual Meeting of Stockholders of The Argentina Fund, Inc. (the "Fund") is to be held at 10:00 a.m., eastern time, on Tuesday, October 29, 1996 at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.


     At the Annual Meeting, the stockholders will elect four Directors, consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants, consider the approval of a new Investment Advisory, Management and Administration Agreement between the Fund and its investment manager, Scudder, Stevens & Clark, Inc., and consider the approval of a new Sub-Advisory Contract between Scudder, Stevens & Clark, Inc. and its Argentine adviser, Sociedad General de Negocios y Valores S.A. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.


     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,

/s/Nicholas Bratt                                          /s/Edmond D. Villani
Nicholas Bratt                                             Edmond D. Villani
President                                                  Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                                THE ARGENTINA FUND, INC.

                        Notice of Annual Meeting of Stockholders

To the Stockholders of
The Argentina Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Argentina Fund, Inc. (the "Fund"), has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 29, 1996 at 10:00 a.m., eastern time, for the following purposes:


     (1) To elect four Directors of the Fund to hold office for a designated term or until their respective successors shall have been duly elected and qualified;

     (2) To ratify or reject the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending October 31, 1996;

     (3) To approve or disapprove a new Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc.;

     (4) To approve or disapprove a new Sub-Advisory Contract between Scudder, Stevens & Clark, Inc. and Sociedad General de Negocios y Valores S.A.


The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.


Holders of record of the shares of common stock of the Fund at the close of business on September 6, 1996 are entitled to vote at the meeting and any adjournments thereof.

                                             By order of the Board of Directors,
                                             Thomas F. McDonough, Secretary


September 23, 1996


IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Argentina Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 29, 1996, at 10:00 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").


     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about September 23, 1996, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.


     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.


     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2), which require the approval of a majority of shares voting at the Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for proposals (3) and (4), which require the approval of a specified percentage of the outstanding shares of the Fund or of such shares present at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on September 6, 1996, (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 9,258,146 shares of common stock outstanding on the Record Date.


     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended October 31, 1995 and the semiannual report for the period ended April 30, 1996, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.


                            (1) ELECTION OF DIRECTORS


     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the four nominees listed below as Directors of the Fund to serve for a term as specified below, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the four nominees as a Director of the Fund. Except for Ms. Quirk, each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

 Class I--Nominees to serve until 1999 Annual Meeting of Stockholders:

                              Present Office with the Fund, if                               Shares
                                any; Principal Occupation or               Year First     Beneficially       Percent
                               Employment and Directorships                 Became a         Owned             of
        Name (Age)              in Publicly Held Companies                  Director    July 31, 1996(1)     Class
        ----------              --------------------------                  --------    -----------------     -----

 Edmond D. Villani (49)*+      Chairman  of the Board;  President  and      1991           11,000           less than
                               Chief  Executive  Officer  of  Scudder,                                      1/4 of 1%
                               Stevens  &  Clark,   Inc.  Mr.  Villani
                               serves on the  boards of an  additional
                               four funds managed by Scudder.


 Dr. Wilson Nolen (69)         Consultant;      Trustee,     Cultural       1991           10,702           less than
                               Institutions  Retirement  Fund,  Inc.;                                       1/4 of 1%
                               Director,        Ecohealth,       Inc.
                               (biotechnology  company) (until 1996);
                               and Director,  Chattem, Inc. (drug and
                               chemical  company)  (until 1993).  Dr.
                               Nolen  serves  on  the  boards  of  an
                               additional   18   funds   managed   by
                               Scudder.


Information Concerning Continuing Directors


     The Board of Directors is divided into three classes, each Director serving for a term of three years. Mr. Juris Padegs, currently a Class II Director, will serve as Director of the Fund until October 29, 1996, at which time he will be retiring from the Board. The terms of Class II and III do not expire this year. However, Ms. Quirk, if elected at this meeting, and Mr. Fraga, who was elected as a Director by the Board in 1996, will be designated as Class II Directors. The following table sets forth certain information regarding the Directors in such classes.


 Class II--Directors to serve until 1997 Annual Meeting of Stockholders:

                              Present Office with the Fund, if                               Shares
                                any; Principal Occupation or               Year First     Beneficially       Percent
                               Employment and Directorships                 Became a         Owned             of
        Name (Age)              in Publicly Held Companies                  Director    July 31, 1996(1)     Class
        ----------              --------------------------                  --------    -----------------     -----
 Kathryn L. Quirk (43)*        Vice President and Assistant Secretary;        --              --              --
                               Managing Director of Scudder, Stevens &
                               Clark, Inc.


 Javier A. Gonzalez            Chairman,    Argentine   Institute   of
    Fraga (48)                 Capital  Markets;  Vice  President,
                               Buenos  Aires; Stock Exchange.                1996             --              --


Class III--Directors to serve until 1998 Annual Meeting of Stockholders:

                               Present Office with the Fund, if                               Shares
                                any; Principal Occupation or               Year First     Beneficially       Percent
                               Employment and Directorships                 Became a         Owned             of
        Name (Age)              in Publicly Held Companies                  Director    July 31, 1996(1)     Class
        ----------              --------------------------                  --------    -----------------     -----
 Jose E. Rohm (50)*            Managing  Director,  Banco  General  de       1991             --               --
                               Negocios   (bank);    Director,   Banco
                               Comercial  and Sulzer  Argentina  S.A.;
                               Member,     Chairman's    International
                               Advisory  Council,   Americas  Society;
                               Member,  International  Advisory Board,
                               Chemical Bank.

 Ronaldo A. da Frota           Director and Chief  Executive  Officer,       1991            1,000           less than
     Nogueira (57)             IMF    Editora     Ltda.     (financial                                       1/4 of 1%
                               publisher).  Mr. Nogueira serves on the
                               boards  of an  additional  three  funds
                               managed by Scudder.

 Dr. Susan Kaufman             Managing   Director,   Council  of  the       1991              200           less than
     Purcell (54)              Americas;   Vice  President,   Americas                                       1/4 of 1%
                               Society;  Director, Valero Energy Corp.
                               Dr.  Purcell serves on the boards of an
                               additional   two   funds   managed   by
                               Scudder.

 All Directors and Officers as a group                                                         24,502        0.26%

* Persons considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager or Argentine adviser. Mr. Villani and Ms. Quirk are deemed to be interested persons because of their affiliation with the Fund's investment manager, Scudder, Stevens & Clark, Inc., or because they are Officers of the Fund or both. Mr. Rohm is deemed to be an interested person because of his affiliation with the Fund's Argentine adviser, Sociedad General de Negocios y Valores S.A.


+    Mr. Villani is a member of the Executive Committee of the Fund.


(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.


     Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, requires the fund's Officers and Directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.


     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1995, all filing requirements applicable to its Reporting Persons were satisfied.

     To the best of the Fund's knowledge, as of July 31, 1996 no other person owned beneficially more than 5% of the Fund's outstanding stock.


Committees of the Board--Board Meetings

     The Board of Directors of the Fund met six times during the fiscal year ended October 31, 1995. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members, except Mr. Rohm, who attended 66.7% of the meetings of the Board of Directors and related committees on which he serves.


     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.


Audit Committee

     The Board has an Audit Committee consisting of those Directors who are not interested persons of the Fund or of Scudder or of Sociedad General de Negocios y Valores S.A. ("Noninterested Directors") as defined in the 1940 Act, which met once during the Fund's last fiscal year. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Committee on Independent Directors

     The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors and considers other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on February 29, 1996 and May 28, 1996 to consider and to nominate the nominees as set forth above.


Executive Officers


     In addition to Messrs. Villani, Padegs and Ms. Quirk, Directors and a Nominee for Director, respectively, who are also Officers of the Fund, the following persons are Executive Officers of the Fund:

                                   Present Office with the Fund;      Year First Became
       Name (Age)             Principal Occupation or Employment (1)    an Officer (2)
       ----------             --------------------------------------    --------------

 Nicholas Bratt (47)          President; Managing Director of                1991
                              Scudder, Stevens & Clark, Inc.

 Paul J. Elmlinger (37)       Vice President and Assistant                   1991
                              Secretary; Managing Director of
                              Scudder, Stevens & Clark, Inc.

 Edmund B. Games, Jr. (58)    Vice President; Managing Director of           1991
                              Scudder, Stevens & Clark, Inc.

 Jerard K. Hartman (63)       Vice President; Managing Director of           1991
                              Scudder, Stevens & Clark, Inc.

 David S. Lee (62)            Vice President; Managing Director of           1991
                              Scudder, Stevens & Clark, Inc.

 Luis R. Luis (52)            Vice President; Managing Director of           1991
                              Scudder, Stevens & Clark, Inc.

 Pamela A. McGrath (42)       Treasurer; Managing Director of                1991
                              Scudder, Stevens & Clark, Inc.

 Edward J. O'Connell (51)     Vice President and Assistant                   1991
                              Treasurer; Principal of Scudder,
                              Stevens & Clark, Inc.

 Thomas F. McDonough (49)     Secretary; Principal of Scudder,               1991
                              Stevens & Clark, Inc.

 Coleen Downs Dinneen (35)    Assistant Secretary; Vice President of         1992
                              Scudder, Stevens & Clark, Inc.

(1) Unless otherwise stated, all Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold offices at the pleasure of the Directors.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder was $57,270, including expenses, during the fiscal year ended October 31, 1995. Each such unaffiliated Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than audit committee meetings, for which such Director receives a fee of $750). Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives a management fee for its services. Several of the Fund's Officers and Directors are also Officers, Directors, employees or stockholders of Scudder and participate in the fees paid to that firm (see "Investment Manager"), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Board of Directors and committee meetings.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits.

Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                                             Compensation Table
                                     for the year ended December 31, 1995
 -------------------------------------------------------------------------------------------------------------
               (1)                      (2)                (3)                (4)                (5)
                                                        Pension or         Estimated      Total Compensation
                                     Aggregate     Retirement Benefits  Annual Benefits   From the Fund and
         Name of Person,           Compensation     Accrued As Part of        Upon           Fund Complex
            Position               from the Fund      Fund Expenses        Retirement      Paid to Director
 -------------------------------------------------------------------------------------------------------------
 Ronaldo A. da Frota Nogueira,        $12,250              N/A                N/A              $57,950
 Director                                                                                     (4 funds)

 Dr. Wilson Nolen,                    $12,250              N/A                N/A              $148,342
 Director                                                                                    (16 funds)*

 Dr. Susan Kaufman Purcell,           $12,250              N/A                N/A              $37,950
 Director                                                                                     (3 funds)

* This does not include membership on the Boards of funds which commenced operations in 1996.

     The Fund's Board of Directors has established a board of outside, independent advisers (the "Advisory Board") with which Scudder and the Board of Directors consult on economic and political trends and developments affecting Argentina. The Advisory Board currently is composed of four persons selected on the basis of their expertise and accomplishments in Argentine affairs and two Honorary members. The Advisory Board possesses no authority or responsibility with respect to the Fund's investments, management or operation and will make no recommendations as to particular investments made or contemplated by the Fund. Each member of the Advisory Board, with the exception of the Honorary members, receives from the Fund an annual fee of $7,000. For the fiscal year ended October 31, 1995, Advisory Board fees and expenses amounted to $33,250.


Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.


     (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS


     At a meeting held on May 28, 1996, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Coopers & Lybrand L.L.P. to act as independent accountants for the Fund for the fiscal year ending October 31, 1996. Coopers & Lybrand L.L.P. are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended October 31, 1995 were audited by Coopers & Lybrand L.L.P. In connection with its audit services, Coopers & Lybrand L.L.P. reviewed the financial statements included in the Fund's annual and semiannual reports to stockholders and its filings with the SEC.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.


                      (3) and (4) APPROVAL OR DISAPPROVAL OF A NEW
              INVESTMENT ADVISORY, MANAGEMENT AND ADMINISTRATION AGREEMENT
                            AND A NEW SUB-ADVISORY CONTRACT

     Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York, acts as investment adviser to and manager and administrator for the Fund pursuant to an Investment Advisory, Management and Administration Agreement dated October 10, 1991 (the "Agreement"). Sociedad General de Negocios y Valores S.A. (the "Argentine Adviser") acts as Argentine Adviser to Scudder pursuant to a Sub-Advisory Contract (the "Sub-Advisory Contract") with Scudder dated October 7, 1991. The continuance of the Agreement and the Sub-Advisory Contract was last approved by the Directors, including a majority of the Noninterested Directors on July 29, 1996. At the same meeting, the Directors of the Fund, including a majority of the Noninterested Directors, recommended that the stockholders approve a new Agreement and a new Sub-Advisory Contract at the Meeting. The proposed Agreement is attached hereto as Exhibit A.

     In considering the proposed Agreement and the proposed Sub-Advisory Contract and recommending their approval by the stockholders, the Directors of the Fund, including the Noninterested Directors, considered the best interests of the stockholders of the Fund and in light of their business judgment, took into account all such factors they deemed relevant. The Noninterested Directors of the Fund have been advised and represented at the Fund's expense by independent counsel, Ropes & Gray. Counsel for the Fund is Willkie Farr & Gallagher.


Required Vote

     Approval of the proposed Agreement and of the proposed Sub-Advisory Contract both require the affirmative vote of a majority of the Fund's outstanding voting securities which, as used in this proposal, means (1) the holders of more than 50% of the outstanding shares of the Fund or (2) the holders of 67% or more of the shares present if more than 50% of the shares are present at the Meeting in person or by proxy, whichever is less. If an affirmative vote of stockholders is not obtained, the present Agreement and the present Sub-Advisory Contract will continue in effect for the time being pending consideration by the Directors of such further action as they may deem to be in the best interests of the stockholders of the Fund. Your Fund's Directors recommend that stockholders vote to approve the proposed Agreement and the proposed Sub-Advisory Contract.

Reduction in Rate of Compensation Under the Proposed Agreement


     The principal difference between the present Agreement and the proposed Agreement is the reduction in the fee payable to Scudder from (a) 1.30% per annum of the value of the Fund's average weekly net assets to (b) 1.20% per annum of the value of the Fund's average weekly net assets, which reflects the reduction in the fee payable by Scudder to the Argentine Adviser as described below. Under both Agreements payment is made monthly to Scudder within the ten days next following the day as of which such payment is so computed.


      The present fee and the proposed fee are higher than those paid by many funds which invest primarily in U.S. securities primarily because of the Fund's objective of investing in Argentine securities, the additional time and expenses required of Scudder in pursuing such objective and the need to enable Scudder to compensate the Argentine Adviser for its services. However, each fee is not necessarily higher than the fees charged to funds with investment objectives similar to that of the Fund.

     The following table compares actual fees and expenses incurred under the present Agreement with the fees that would have been payable under the proposed Agreement during the last fiscal year of the Fund (unaudited).

                          Advisory Fees        Fees Payable Under
                            Actually              the Proposed
      Year Ended          Incurred (a)           Agreement (b)          $ Change (c)       % Change
      ----------          ------------           -------------          ------------       --------

   October 31, 1995        $1,354,299             1,246,556              ($107,743)            7.96%


     (a) Computed pursuant to the present fee schedule as described above.
     (b) Computed pursuant to the proposed fee schedule as described above.
     (c) Equals the difference between fees payable under the proposed Agreement and advisory fees actually incurred.

     The ratio of operating expenses to average net assets for the year ended October 31, 1995 was 1.98% and if the proposed Agreement had been in effect such ratio would have been 1.88%. As of August 13, 1996, the net assets of the Fund were approximately $109.8 million.


     The Board of Directors has determined that the compensation to be paid to Scudder under the proposed Agreement is fair and reasonable. In approving the proposed Agreement described below, and recommending its approval by stockholders, the Directors of the Fund, including the Noninterested Directors, considering the best interests of stockholders of the Fund, took into account all such factors they deemed relevant.

     Such factors include the nature, quality and extent of the services furnished by Scudder to the Fund; the necessity of Scudder maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; the experience of Scudder in international investing; possible economies of scale; the investment record of Scudder in managing the Fund; Scudder's profitability with respect to the Fund and the other investment companies managed by Scudder; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios, particularly fee and expense ratios of funds with foreign investments, including single country funds, advised by Scudder and other investment advisers; the risks assumed by Scudder; the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as adviser to the Fund; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Fund; and various other factors.


Investment Advisory, Management and Administration Agreement


     If approved by the stockholders, the proposed Agreement will become effective on November 1, 1996, the present Agreement will terminate and the proposed Agreement will remain in force for two years from that date. The proposed Agreement would continue in effect thereafter by its terms from year to year only so long as its continuance is specifically approved at least annually by the affirmative vote of a majority of the Noninterested Directors cast in person at a meeting called for the purpose of voting on such approval, and either by the vote of a majority of all of the Directors or a majority of the Fund's outstanding voting securities, as defined above. The proposed Agreement may be terminated on 60 days' written notice, without penalty, by the Directors, by the vote of the holders of a majority of the Fund's outstanding voting securities, or by Scudder, and automatically terminates in the event of its assignment. The present Agreement requires annual approval of its continuance and contains the same termination provisions as the proposed Agreement.

     Under both the present and proposed Agreements, Scudder regularly makes investment decisions, makes available research and statistical data and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and the direction and control of the Fund's Board of Directors. Scudder maintains or causes to be maintained for the Fund all books and records required to be maintained under the 1940 Act, as amended, to the extent such books, records and reports and other information are not maintained or furnished by the Fund's custodian or other agents. Scudder also supplies office space in New York and furnishes clerical services in the United States related to research, statistical and investment work. In addition, Scudder pays the reasonable salaries and expenses of the Fund's Officers, and any fees and expenses of the Fund's Directors, who are Directors, Officers or employees of Scudder, except that the Fund bears travel expenses or an appropriate portion thereof of Directors and Officers of the Fund who are Directors, Officers or employees of Scudder to the extent that such expenses relate to attendance at meetings of the Fund's Board of Directors or any committees thereof.


     The Fund pays or causes to be paid all of its other expenses, including among other things: legal expenses; auditing and accounting expenses; taxes and governmental fees; stock exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, accounting agent, subcustodians, transfer agents and registrars; payment for portfolio pricing services to a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering or underwriting of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; expenses of the Dividend Reinvestment and Cash Purchase Plan (except for brokerage expenses paid by participants in such Plan); costs of stationery; litigation expenses; and costs of stockholders' and other meetings.


     Under both the present and proposed Agreements, Scudder is permitted to provide investment advisory services to other clients, and, in providing such services, may use information furnished by others. Conversely, information furnished by others to Scudder in providing services to other clients may be useful to Scudder in providing services to the Fund.

     The Agreements provide that Scudder shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder in the performance of its duties or from reckless disregard by Scudder of its obligations and duties under the Agreement.


Investment Manager

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President and Chief Executive Officer of Scudder. Stephen R. Beckwith#, E. Michael Brown*, Lynn S. Birdsong#, Nicholas Bratt#, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, John T. Packard+++, Kathryn L. Quirk#, Cornelia M. Small# and Stephen Wohler* are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

- --------------------------
*    Two International Place, Boston, Massachusetts
#    345 Park Avenue, New York, New York
+    101 California Street, San Francisco, California
@    Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder, and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock; all Principals own nonvoting stock.

     Scudder or an affiliate manages in excess of $100 billion in assets for individuals, mutual funds and other organizations. The following are other open- or closed-end mutual funds with investment objectives similar to the Fund, for which Scudder provides investment management:

                                         Total Net Assets
                                             as of                       Management Compensation
                                          July 31, 1996            on an Annual Basis Based on the
                     Name                 (000 omitted)            Value of Average Daily Net Assets
                    -----                 -------------            ----------------------------------


 The Japan Fund, Inc.                        $480,800         0.85  of 1%  of  the  first  $100  million  of
                                                              average  daily  net  assets;  0.75  of  1%  on
                                                              assets  in excess  of $100  million  up to and
                                                              including  $300 million;  0.70 of 1% on assets
                                                              in excess of $300 million up to and  including
                                                              $600  million;  0.65 of 1% on assets in excess
                                                              of $600 million.


                                         Total Net Assets
                                               as of                     Management Compensation
                                           July 31, 1996             on an Annual Basis Based on the
                  Name                     (000 omitted)            Value of Average Weekly Net Assets
                 -----                     -------------            ----------------------------------


 The Brazil Fund, Inc.*                      $411,700         1.175%;  Scudder has agreed to waive an amount
                                                              equal to 0.10% of  average  weekly  net assets
                                                              in excess of $300 million.


                                         Total Net Assets
                                               as of                     Management Compensation
                                          July 31, 1996              on an Annual Basis Based on the
                  Name                     (000 omitted)          Value of Average Monthly Net Assets
                 -----                     -------------            ----------------------------------


 The Korea Fund, Inc.*                       $700,500         1.15% of the  Fund's  month end net  assets up
                                                              to and  including  $50  million;  1.10% on net
                                                              assets  in excess  of $50  million;  1% on net
                                                              assets in excess of $100  million;  0.95 of 1%
                                                              on net assets in excess of $350 million;  0.90
                                                              of  1%  on  net   assets  in  excess  of  $750
                                                              million.    Scudder   pays   Daewoo    Capital
                                                              Management   Co.,  Ltd.  for   investment  and
                                                              research  services  0.2875 of 1% of the Fund's
                                                              month end net assets up to and  including  $50
                                                              million;  0.275 of 1% on net  assets in excess
                                                              of $50  million;  0.25 of 1% on net  assets in
                                                              excess  of $100  million;  0.2375 of 1% on net
                                                              assets in excess  of $350  million;  0.2250 of
                                                              1% on net assets in excess of $750 million.


*    These funds are not subject to state imposed expense limitations.

     Directors, Officers and employees of Scudder from time to time may have transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions that have occurred were not influenced by existing or potential custodial or other Fund relationships.

Sub-Advisory Contract

     Under the proposed Sub-Advisory Contract, the Argentine Adviser has agreed to furnish to Scudder such information, investment recommendations, advice and assistance as Scudder shall from time to time reasonably request. The Argentine Adviser has agreed to maintain within its organization a technical department specialized in the analysis of securities to furnish such services exclusively to Scudder. The Argentine Adviser has agreed to pay the fees and expenses of any Directors or officers of the Fund who are Directors, officers or employees of the Argentine Adviser or any of its affiliates. The proposed Contract is attached hereto as Exhibit B.

     Information from the Argentine Adviser will be evaluated by Scudder's research department and portfolio managers, in light of their own expertise and information from other sources, in making investment decisions for the Fund.


     The principal difference between the present and the proposed contract is a reduction in the amount the Argentine Adviser receives from Scudder from (a) 0.36% of the value of the Fund's average weekly net assets to (b) 0.26% of the Fund's average weekly net assets, annualized. This reduction reflects the increasing availability of brokerage research on Argentine companies as well as information on the Argentine stock market generally.

     Under both the present and proposed Sub-Advisory Contracts, the Argentine Adviser will not be liable for any act or omission in the course of, connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the agreement.

     If approved by the stockholders, the proposed Sub-Advisory Contract will become effective on November 1, 1996, the present Sub-Advisory Contract will terminate and the proposed Sub-Advisory Contract will remain in force for two years from that date. The proposed Sub-Advisory Contract would continue in effect thereafter by its terms from year to year only so long as its continuance is specifically approved at least annually by the affirmative vote of a majority of the Noninterested Directors cast in person at a meeting called for the purpose of voting on such approval, and either by the vote of a majority of all of the Directors or a majority of the Fund's outstanding voting securities, as defined above. The proposed Sub-Advisory Contract may be terminated on 60 days' written notice, without penalty, by the Directors, by the vote of the holders of a majority of the Fund's outstanding voting securities, or by Scudder, and automatically terminates in the event of its assignment. The present Sub-Advisory Contract requires annual approval of its continuance and contains the same termination provisions as the proposed Sub-Advisory Contract.


Argentine Adviser


     The Argentine Adviser, an investment adviser registered under the United States Investment Advisers Act of 1940, was organized in August 1991, and is 99% owned by Banco General de Negocios ("BGN"), an Argentine bank. The Adviser is located at 1607 Lavalle Street, 1048 Buenos Aires, Argentina.

     The Directors of the Argentine Adviser are Armando M. Braun, Director; Juan Carlos Iarezza, Manager of Investment Banking; and Julio D. Barroero, Manager of Capital Markets. Their business address is Esmeralda 130, Buenos Aires, Argentina. The managing directors of BGN are Carlos A. Rohm and Jose E. Rohm, who are also located at the aforementioned address. The directors of BGN are Dr. Jose Maria Alvarez de Toledo, Dr. Rudolf W. Hug, Dr. Jose A. Martinez de Hoz, Donald G. McCouch, Dr. Carlos Felix Pando Casado, Hector E. Puppo and Albrecht
C. Raedecke. The Argentine stockholders of BGN are the Rohm, Dodero and de Corral family interests, and the non-Argentine stockholders are Credit Suisse, Chemical Bank, Deutsche Sudamerikanische Bank and Banca Nazionale del Lavoro.


Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

     During the fiscal year ended October 31, 1995, the Fund paid total brokerage commissions of $164,922 of which $26,152 (15.9% of the Fund's total brokerage commissions for the period) was paid to BGN in respect to portfolio transactions for the Fund.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Fund or personnel of Scudder. The Fund has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586, to assist in the proxy solicitation. The cost of their services is estimated at $6,000. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Corporate Investor Communications, Inc., in person, by telephone or by facsimile will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by October 29, 1996, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Shareholder Proposals



     Any proposal by a stockholder of the Fund intended to be presented at the 1997 meeting of stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, within a reasonable time before the solicitation of proxies for such stockholders' meeting.


By order of the Board of Directors,

Thomas F. McDonough
Secretary
345 Park Avenue
New York, New York 10154



September 23, 1996

                                                                       Exhibit A


              INVESTMENT ADVISORY, MANAGEMENT AND ADMINISTRATION AGREEMENT


     Agreement, dated as of November 1, 1996 between THE ARGENTINA FUND, INC., a corporation organized under the laws of the State of Maryland (herein referred to as the "Fund"), and SCUDDER, STEVENS & CLARK, INC., a corporation organized under the laws of the State of Delaware (herein referred to as the "Investment Manager").


     WITNESSETH:   That,  in   consideration  of  the  mutual  covenants  herein
contained, it is agreed by the parties as follows:

     1. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies and under the direction and control of the Fund's Board of Directors;
(ii) to maintain or cause to be maintained for the Fund all books, records and reports and any other information required under the Investment Company Act of 1940, as amended (the "1940 Act"), to the extent that such books, records and reports and other information are not maintained or furnished by the Fund's custodian or other agents of the Fund; (iii) to furnish at the Investment Manager's expense for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs in the City of New York and to furnish at the Investment Manager's expense clerical services in the United States related to research, statistical and investment work; (iv) to render to the Fund administrative services, such as preparing reports to and meeting materials for the Fund's Board of Directors and reports and notices to stockholders, preparing and making filings with the Securities and Exchange Commission (the "Commission") and other regulatory and self-regulatory organizations, including preliminary and definitive proxy materials and post-effective amendments to the Fund's Registration Statement, providing assistance in certain accounting and tax matters and investor and public relations, monitoring the valuation of portfolio securities, calculation of net asset value, and overseeing arrangements with the Fund's custodian, including the maintenance of books and records of the Fund; (v) to assist the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors; and (vi) to pay the reasonable salaries, fees and expenses of such of the Fund's officers and employees (including the Fund's share of payroll taxes) and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Investment Manager; provided, however, that the Fund, and not the Investment Manager, shall bear travel expenses (or an appropriate portion thereof) of directors and officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof or advisers thereto. The Investment Manager shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Investment Manager in this paragraph 1. In particular, but without limiting the generality of the foregoing, the Investment Manager shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are directors, officers or employees of the Investment Manager whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including overhead or employee costs of the Investment Manager or of any one or more organizations retained as an adviser or consultant to the Fund); fees payable to the Investment Manager and to any advisers or consultants, including the Fund's Advisory Board; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars, and accounting agents; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; expenses of the Fund's dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.

         2. The Fund agrees to pay in United States dollars to the Investment Manager, as full compensation for the services to be rendered and expenses to be borne by the Investment Manager hereunder, a monthly fee which, on an annual basis, is equal to 1.20% per annum of the value of the Fund's average weekly net assets. Each payment of a monthly fee to the Investment Manager shall be made within the ten days next following the day as of which such payment is so computed. The Investment Manager shall pay to any entity retained by the Investment Manager to provide investment sub-advisory services with respect to Argentine securities (the "Argentine Adviser") the fees required pursuant to the sub-advisory contract relating to the Fund between the Investment Manager and the Argentine Adviser. In the event that the sub-advisory contract with the Argentine Adviser is terminated, the Investment Manager shall be responsible for furnishing to the Fund the services required to be performed by the Argentine Adviser under these arrangements or arranging for a successor sub-investment adviser on terms and conditions acceptable to the Fund and subject to the requirements of the 1940 Act.

         3. The Investment Manager agrees that it will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.

         4. Nothing herein shall be construed as prohibiting the Investment Manager from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in securities of Argentine issuers, or from utilizing (in providing such services) information furnished to the Investment Manager by advisers and consultants to the Fund and others; nor shall anything herein be construed as constituting the Investment Manager an agent of the Fund.

    5. The Investment Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Investment Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or by reason of reckless disregard on the part of the Investment Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Investment Manager, who may be or become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Investment Manager.


     6. This Agreement shall remain in effect for a period of two years hereof, the date the Fund's Registration Statement is declared effective by the Commission, and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Investment Manager cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund or by the Investment Manager. Any such notice shall be deemed given when received by the addressee. This Agreement shall automatically be terminated in the event of its assignment.


    7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval.

    8. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person", "assignment", and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

         IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.


                                                  THE ARGENTINA FUND, INC.


                                       By:
                                                  ---------------------------
                                                  Title: President


                                                  SCUDDER, STEVENS & CLARK, INC.


                                       By:
                                                  ---------------------------
                                                  Title: Managing Director

                                                                       Exhibit B

                             Scudder, Stevens & Clark, Inc.
                                    345 Park Avenue
                                New York, New York 10154
                                 SUB-ADVISORY CONTRACT


                                                                November 1, 1996


Sociedad General de Negocios y Valores S.A.
1607 Lavalle Street
First floor, Room D
1048 Buenos Aires, Argentina

Dear Sirs,


     Scudder, Stevens & Clark, Inc. (the "Investment Manager") has entered into an Investment Advisory, Management and Administration Agreement dated November 1, 1996 with The Argentina Fund, Inc., a Maryland corporation (the "Fund"), pursuant to which the Investment Manager is to act as investment adviser to and manager of the Fund.


     The Investment Manager wishes to avail itself of your investment advisory services (the "Argentine Adviser"). Accordingly, the Investment Manager, with the acceptance of the Fund, hereby agree with you as follows for the duration of this agreement:

     1. The Argentine Adviser upon the terms and conditions herein set forth shall serve as the Fund's Argentine adviser and, as such, shall furnish to the Investment Manager on behalf of the Fund such information, investment recommendations, advice and assistance as the Investment Manager shall from time to time reasonably request.


     The Argentine Adviser agrees that neither the Investment Manager nor the Fund shall be responsible for fees, salaries or other compensation due to directors, officers or employees of the Argentine Adviser. The Argentine Adviser undertakes to indemnify and hold the Investment Manager and the Fund harmless against any potential claims by any such director, officer or employee for fees, salaries or other compensation (and any related expenses) based on services performed for the Fund or the Investment Manager other than those that either the Fund or the Investment Manager have agreed to bear.


     2. The Investment Manager shall pay to the Argentine Adviser, as full compensation for the services to be rendered and expenses to be borne by the Argentine Adviser hereunder, a monthly fee payable in U.S. dollars which, on an annual basis, shall be equal to 0.26 percent of the value of the Fund's average weekly net assets. The Argentine Adviser shall have no right to obtain compensation directly from the Fund for services provided hereunder and agrees to look solely to the Investment Manager for payment of fees due.

     3. The Argentine Adviser agrees that it will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.

     4. Nothing herein or in the agreement contemplated herein shall be construed as prohibiting the Argentine Adviser from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other U.S. registered investment companies), including clients which may invest in securities of Argentine issuers, or from utilizing (in providing such services) information furnished to the Investment Manager; nor shall anything herein be construed as constituting the Argentine Adviser an agent of the Investment Manager.

     5. The Argentine Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Argentine Adviser nor its officers, directors, employees or agents shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund or the Investment Manager, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Argentine Adviser in the performance of its duties or by reason of reckless disregard on the part of the Argentine Adviser of its obligations and duties under the agreement contemplated herein.

     6.  Neither  this  proposal or the  agreement  contemplated  herein nor the actions of the parties in the course of performance of the agreement contemplated herein shall be deemed in any manner to create or impose a joint venture, partnership or agency relationship between the parties hereto. In all respects, the Argentine Adviser shall be acting solely as an independent contractor to the Investment Manager in the course of supplying the services contemplated by this proposal and the agreement contemplated herein, and shall not be acting as an agent, servant or employee of either the Fund or the Investment Manager.

     7. Should this proposal be accepted, the agreement contemplated herein shall remain in effect for a period of two years from the date hereof, and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund, the Investment Manager or the Argentine Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. The agreement contemplated herein may nevertheless be terminated at any time without penalty, on 60 days' written notice to the other parties, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund or by the Argentine Adviser. Any such notice shall be deemed given when received by the addressee at the address indicated in Section 9 below. The agreement contemplated herein shall automatically be terminated in the event of its assignment or in the event of the termination of the Fund's investment advisory agreement with the Investment Manager.


     8. The agreement contemplated herein may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto, except as permitted under the U.S. Investment Company Act of 1940, as amended (the "1940

Act"). It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund and (ii) a majority of the members of the Fund's Board of Directors who are not interested persons of the Fund or of the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval.

     9. Any notice given in connection with this proposal or under the agreement contemplated herein to either party shall be in writing and shall be deemed to have been duly given upon receipt at such party's address specified below, or at such other address as such party shall have designated to the party giving such notice.

     The Investment Manager:
         Scudder, Stevens & Clark, Inc.
         c/o Legal Department
         345 Park Avenue
         New York, New York 10154
         Fax: (212) 223-3127

     The Argentine Adviser:
         Sociedad General de
         Negocios y Valores S.A.
         1607 Lavalle Street
         First floor, Room D
         1048 Buenos Aires, Argentina
         Fax:541 334-6429

     10. This proposal and the agreement contemplated herein shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person", "assignment", and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

     11. The Argentine Adviser irrevocably submits to the jurisdiction of any New York State or U.S. Federal court sitting in the Borough of Manhattan, The City of New York over any suit, action or proceeding arising out of or relating to this proposal and the agreement contemplated herein. The Argentine Adviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Argentine Adviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Argentine Adviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Argentine Adviser is subject by a suit upon such judgment, provided that service of process is effected upon the

Argentine Adviser in the manner specified in the following paragraph or as otherwise permitted by law.

     As long as the agreement contemplated herein remains in effect, the Argentine Adviser will at all times have an authorized agent in the Borough of Manhattan, The City of New York upon whom process may be served in any legal action or proceeding in a New York State or U.S. Federal court sitting in the Borough of Manhattan, The City of New York over any suit, action or proceeding arising out of or relating to this proposal or the agreement contemplated herein. The Argentine Adviser hereby appoints CT Corporation System as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 1633 Broadway, New York, New York 10019 (or at such other address in the Borough of Manhattan, The City of New York, as said agent may designate by written notice to the Argentine Adviser and the Investment Manager). The Argentine
Adviser hereby consents to the process being served in any suit, action or proceeding of the nature referred to in the preceding paragraph by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Argentine Adviser set forth above or to any other address of which the Argentine Adviser shall have given written notice to the Investment Manager. The Argentine Adviser irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that such service (i) shall be deemed in every respect effective service of process upon the Argentine Adviser in any suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Argentine Adviser.

     Nothing in this Section 11 shall affect the right of the Investment Manager to serve process in any manner permitted by law or limit the right of the Investment Manager to bring proceedings against the Argentine Adviser in the courts of any jurisdiction or jurisdictions.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                Yours sincerely,

                                            SCUDDER, STEVENS & CLARK, INC.

                                            By:
                                            _______________________________
                                            Title:

The foregoing agreement is hereby accepted as of the date first above written.

                                            SOCIEDAD GENERAL DE NEGOCIOS Y
                                            VALORES S.A.

                                            By:
                                            _______________________________
                                            Title:

ACCEPTED:

THE ARGENTINA FUND, INC.

By:  __________________________
     Title:

PROXY                                                 THE ARGENTINA FUND, INC.                                                 PROXY

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                           Annual Meeting of Stockholders--October 29, 1996

     The undersigned hereby appoints Edmond D. Villani,  Wilson Nolen and Javier A. Gonzales Fraga and each of them, the proxies of the  undersigned,  with the power of  substitution to each of them, to vote all shares of The Argentina Fund,
Inc. which the  undersigned is entitled to vote at the Annual Meeting of  Stockholders of The Argentina Fund, Inc. to be
held at the offices of Scudder,  Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York
10154, on Tuesday, October 29, 1996 at 10:00 a.m., eastern time, and at any adjournments thereof.

     Unless otherwise  specified in the squares  provided,  the  undersigned's  vote will be cast FOR each numbered item listed below.


1.   The election of Directors;
          FOR all nominees listed below                                         WITHHOLD  AUTHORITY
          (except as marked to the contrary below)  []                          to vote for all nominees listed below  []

Nominees: Edmond D. Villani, Dr. Wilson Nolen, Kathryn L. Quirk and Javier A. Gonzales Fraga

(INSTRUCTION  To withhold  authority to vote for any  individual  nominee,  write that  nominee's name on the space provided below.)

2.   Ratification of the selection of Coopers & Lybrand L.L.P. as independent        FOR []     AGAINST []     ABSTAIN []
     accountants.


                                                                                               (continued on other side)


3.   Approval  of a  new  Investment  Advisory,  Management  and  Administration     FOR []     AGAINST []     ABSTAIN []
     Agreement between the Fund and Scudder, Stevens & Clark, Inc.;

4.   Approval of a new Sub-Advisory  Contract between Scudder,  Stevens & Clark,     FOR []     AGAINST []     ABSTAIN []
     Inc. and Sociedad General de Negocios y Valores S.A.;


     The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.


                                                                                Please sign exactly as your name or names appear.
                                                                                When signing as attorney, executor, administrator,
                                                                                trustee or guardian, please give your full title
                                                                                as such.


                                                                                ____________________________________________________
                                                                                             (Signature of Stockholder)


                                                                                ____________________________________________________
                                                                                         (Signature of joint owner, if any)


                                                                                Date__________________________________________, 1996


                                        PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                                       NO POSTAGE IS REQUIRED
